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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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/ /	Soliciting Material Pursuant to §240.14a-12
GOTTSCHALKS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GOTTSCHALKS INC.
7 River Park Place East
Fresno, California 93720
(559) 434-4800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	June 28, 2001
Time:	10:00 a.m., Pacific Daylight Time
Place:	Gottschalks Inc. corporate headquarters located at 7 River Park Place East, Fresno, California

Matters to be voted on:

1.
Election of ten members of the Board of Directors;

2.
Approval of an amendment to the 1998 Stock Option Plan to increase the number of shares available for issuance under the Plan; and

3.
Any other matters properly brought before the stockholders at the meeting.

By order of the Board of Directors,

Joe Levy
 Chairman

Fresno, California
May 3, 2001

PROXY STATEMENT

    Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the annual meeting and was prepared by the Company's management for the Board of Directors. This proxy statement and the accompanying proxy card are being first mailed to stockholders on or about May 7, 2001.

Questions and Answers About Voting

Who can vote?

    You can vote your shares of common stock if our records show that you owned the shares on April 30, 2001, the record date for our meeting. A total of 12,656,769 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

    Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote for each of the ten director nominees.

What if other matters come up at the annual meeting?

    The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

    Yes. At any time before the vote on a proposal, you can change your vote either by giving the Company's Secretary a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. You also may attend the annual meeting and revoke your proxy card at that meeting. Your attendance alone does not automatically revoke your proxy card.

What do I do if my shares are held in "street name"?

    If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

    We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

    Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.

Who pays for this proxy solicitation?

    We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail or in person. None of these employees will receive any extra compensation for doing this. We also have asked registered banks and brokers to forward copies of these materials to stockholders for whom they act as nominees at our expense.

MANAGEMENT PROPOSALS

PROPOSAL NO. 1
Election of Directors

    An entire Board of Directors, consisting of ten members, will be elected at the annual meeting. The ten nominees receiving the highest number of votes will be elected. The directors elected will hold office until their successors are elected, which should occur at the next annual meeting. All of the nominees are currently directors of the Company.

    At the annual meeting, we will nominate the persons named in this proxy statement as directors. Each of the nominees has agreed to be named in this proxy statement and to serve as director if elected. Although we know of no reason why one of these nominees might not be able to serve, the Board of Directors will propose a substitute nominee if any nominee is not available for election. Biographical information regarding each of the nominees is presented below. The ages listed for the nominees are as of April 30, 2001:

Nominee Biographies

Joe Levy    Director since 1986

    Joe Levy, age 69, has been the Chairman of the Board of the Company since 1986 and has served the Company and its predecessor and former subsidiary since 1956. From 1986 until June 25, 1999, he was also Chief Executive Officer of the Company. Prior to assuming his current role with the Company, Mr. Joe Levy served the Company's predecessor and former subsidiary as Chairman and Chief Executive Officer from 1982 through 1986 and as Executive Vice President from 1972 through 1982. Mr. Joe Levy serves on the board of directors of the National Retail Federation. He was formerly chairman of the California Transportation Commission and served on the Executive Committee of Frederick Atkins, Inc. and the board of directors of Community Hospitals of Central California. He has also served on numerous other state and local commissions and public service agencies. Mr. Joe Levy is the husband of Mrs. Sharon Levy and the father of Mr. Bret Levy.

James R. Famalette    Director since 1997

    James R. Famalette, age 48, became President and Chief Executive Officer of the Company on June 25, 1999 after serving as President and Chief Operating Officer since 1997. Prior to joining the Company, Mr. Famalette was President and Chief Executive Officer of Liberty House, a department and specialty store chain based in Honolulu, Hawaii, from 1993 through 1997. Mr. Famalette served in a variety of other positions with Liberty House from 1987 through 1993, including Vice President, Stores and Vice President, General Merchandise Manager. From 1982 through 1987, he served first as Vice President, General Merchandise Manager and then as President of Village Fashions/Cameo Stores in Philadelphia, Pennsylvania. From 1975 through 1982, Mr. Famalette served as a Divisional Merchandise Manager for Colonies, a specialty store chain based in Allentown, Pennsylvania.

Joseph J. Penbera    Director since 1986

    Joseph J. Penbera, age 54, is an Eaton Fellow and Professor of Business at California State University, Fresno, where he formerly served as Dean of The Craig School of Business. He also serves as Chairman of Verdisys Inc., an electronic commerce firm. Dr. Penbera is President of the Consortium for Economic Research and is a former Chief Economist for Regency Bank, as well as other financial institutions. Dr. Penbera is also a director of Rug Doctor, L.P. and has served in that capacity since 1986.

Sharon Levy    Director since 1986

    Sharon Levy, age 67, was a director of the Company's predecessor and former subsidiary from 1982 until the time the Company was formed in 1986. She retired from service as an elected member of the Board of Supervisors of Fresno County in 2000, after serving on that board since 1975, including serving as Chairman in 1980, 1985, 1990, 1995 and 1999. Mrs. Levy also serves on numerous other public service agencies. Mrs. Levy is the wife of Mr. Joe Levy and the mother of Mr. Bret Levy.

Max Gutmann    Director since 1992

    Max Gutmann, age 78, is currently retired. Mr. Gutmann served as Chairman and Chief Executive Officer of Elder-Beerman Stores Corporation, a regional department and specialty store chain, during the period from 1995 through 1998 and from 1974 through 1991. He was retired during the period from 1991 through 1995. Mr. Gutmann was also Executive Vice President and subsequently President of Elder-Beerman from 1961 through 1973. He is a former chairman and/or director of numerous companies and trade associations.

Frederick R. Ruiz    Director since 1992

    Frederick R. Ruiz, age 57, is the Chairman and co-founder of Ruiz Food Products, Inc., a privately held frozen food company based in Dinuba, California. He has held the position of Chairman for at least the last five years. Mr. Ruiz serves on the Boards of Directors of McClatchy Newspapers, Inc., Verdisys Inc., The California Endowment and The Hispanic College Fund. Mr. Ruiz is a member of the Business Advisory Council of California State University, Fresno.

O. James Woodward III    Director since 1992

    O. James Woodward III, age 65, has been an attorney in the private practice of law in Fresno, California since 1992. Since 1995, he has also been Chairman of the Board of Directors of Mission Homes. He has served as corporate counsel for several public corporations and was Executive Vice President of Glenfed, Inc. from 1988 through 1991. In addition to a private law practice, Mr. Woodward has had experience with financial institutions and in real estate development in California. He currently serves on the Board of Governors of the California State University, Fresno Foundation, the Business Advisory Council of California State University, Fresno and the Board of Trustees of the University of California, Merced Foundation. He also serves as a director of Verdisys Inc.

Bret W. Levy    Director since 1986

    Bret W. Levy, age 37, was a director of the Company's predecessor and former subsidiary from 1982 until the time the Company was formed in 1986. He has been an employee of the Company since 1989 and presently serves as Vice President, Treasurer. Prior to joining the Company, Mr. Bret Levy served as a management consultant with Price Waterhouse and a lecturer on microeconomics at the University of Southern California. He also serves on the Advisory Counsel of the National Retail

Federation and serves as a director of the Fresno Merchants Association and the California Retailers' Association. Mr. Bret Levy is a certified public accountant and obtained his MBA from the University of Chicago. Mr. Bret Levy is the son of Mr. Joe Levy and Mrs. Sharon Levy.

Isidoro Álvarez Álvarez    Director since 1998

    Isidoro Álvarez Álvarez, age 65, is the Chairman of El Corte Ingles, S.A., a Spanish retail conglomerate operating in Spain and Portugal. He has held that position for at least the last five years. From 1982 through 1998, Mr. Álvarez was a director of The Harris Company, a department store chain which formerly operated nine stores located throughout Southern California. The Harris Company is a wholly-owned subsidiary of El Corte Ingles, S.A.

Jorge Pont Sánchez    Director since 1998

    Jorge Pont Sánchez, age 63, has been the International Division Director of El Corte Ingles, S.A. since 1997. With the exception of the period from 1997 through 1998, he has also been the President and Chief Executive Officer of The Harris Company since 1982.

    Biographical information for Mr. William Smith, a director since 1998, has not been presented as Mr. Smith will not be standing for re-election at the 2001 Annual Meeting.

Agreements With Nominees

    Mr. Famalette.  Under the terms of Mr. Famalette's employment agreement, the Company must cause Mr. Famalette to continue to be elected as a member of the Board of Directors during his term of employment. (See "Employment and Severance Agreements—Employment Agreement.")

    Mr. Álvarez and Mr. Pont Sánchez.  The Company, Mr. Joseph Levy, Mr. Bret Levy, El Corte Ingles and The Harris Company are parties to a Stockholders' Agreement (described below). Pursuant to that Stockholder's Agreement, El Corte Ingles and The Harris Company nominated Mr. Álvarez and Mr. Pont Sánchez to the Gottschalks Board.

    On August 20, 1998, the Company acquired substantially all of the assets and business of The Harris Company pursuant to an Asset Purchase Agreement entered into with The Harris Company and El Corte Ingles. Mr. Álvarez is a former Director of The Harris Company and is the Chairman of El Corte Ingles. Mr. Pont Sánchez is the President and Chief Executive Officer of The Harris Company and is the International Division Director of El Corte Ingles. As consideration for such assets and business, Gottschalks issued to The Harris Company 2,095,900 shares of Gottschalks common stock and an 8% Non-Negotiable, Extendable, Subordinated Note, and assumed certain liabilities. As a condition to closing the acquisition, on the same day:

  •
  Gottschalks, The Harris Company, El Corte Ingles, Joseph Levy and Bret Levy entered into a Stockholders' Agreement (described below),

  •
  Gottschalks and The Harris Company entered into a Registration Rights Agreement granting The Harris Company certain rights to participate in a registration statement filed by Gottschalks with the Securities and Exchange Commission and

  •
  Gottschalks and El Corte Ingles entered into a Standstill Agreement restricting El Corte Ingles' activities as an owner (through The Harris Company) of Gottschalks common stock.

    In the Stockholders' Agreement, El Corte Ingles, The Harris Company, Joseph Levy and Bret Levy agreed, among other things, to do the following for the term of the agreement:

  •
  Initially, cause two El Corte Ingles nominees to be added to the Gottschalks Board. As a result, Mr. Álvarez and Mr. Pont Sánchez were added to the Gottschalks Board during fiscal 1998.

  •
  Cause the Gottschalks Board to be structured to consist of not more than eleven members, of which two members will be El Corte Ingles nominees and the remaining nine members will be management nominees and independent nominees. Joseph Levy (or Bret Levy under certain circumstances) chooses the management nominees from management or persons affiliated with management.

  •
  Vote all Gottschalks common stock they own or have the power to vote in favor of the El Corte Ingles nominees, the management nominees and the independent nominees. Gottschalks also agreed to solicit proxies in favor of such nominees.

    The Stockholders' Agreement provides for the El Corte Ingles nominees to be increased or decreased as a result of changes in the amount of Gottschalks common stock that El Corte Ingles owns (through The Harris Company) as follows:

Impact of Changes In Ownership of Gottschalks' Outstanding Common Stock or Disposal of Common Stock (in Either Case Fully Diluted)	Change to Number of El Corte Ingles Nominees	Change to Size of Board
El Corte Ingles, directly or indirectly, beneficially owns at least 30% of common stock	Increased to 3	Increased to 12
El Corte Ingles disposes of more than 700,000 shares of common stock or El Corte Ingles and its affiliates beneficially own less than 10% of common stock	Decreased to 1	Decreased by number of El Corte Ingles nominees that must resign
El Corte Ingles disposes of more than 1,350,000 shares of common stock or El Corte Ingles and its affiliates beneficially own less than 5% of common stock	Decreased to 0	Decreased by number of El Corte Ingles nominees that must resign

    The Stockholders' Agreement also:

  •
  provides for proportional adjustments to the number of El Corte Ingles, S.A. nominees in the event of an increase in the Board size (other than as the result of an acquisition transaction approved by the Board),

  •
  contains restrictions on the transfer by The Harris Company of the Gottschalks common stock,

  •
  contains other agreements between the parties regarding voting on change in control transactions and participation by Mr. Levy's family in a Gottschalks registration statement, and

  •
  includes a non-compete agreement from The Harris Company and El Corte Ingles, S.A.

    The Stockholders' Agreement term (other than the provisions relating to restrictions on transfer by The Harris Company of its shares, which have a different termination date) lasts until the earlier of

(1) the date El Corte Ingles, S.A. is no longer entitled to nominees on the Gottschalks Board and (2) the expiration of the Standstill Agreement other than as the result of an Early Standstill Termination Event (as such term is defined in the Standstill Agreement). Gottschalks has previously filed the Stockholders' Agreement, the 8% Non-Negotiable Subordinated Note, the Registration Rights Agreement and the Standstill Agreement with the Securities and Exchange Commission.

    The Board of Directors of the Company recommends that you vote for the nominees listed above. If you send in your proxy, it will be voted in favor of these nominees unless you specify otherwise.

PROPOSAL NO. 2
Amendment to the 1998 Stock Option Plan

    At the 2001 Annual Meeting, stockholders will be asked to approve an amendment to the Gottschalks Inc. 1998 Stock Option Plan (the "Plan"). The Board approved the amendment, subject to stockholder approval, on March 5, 2001.

    The Plan provides for a limit on the aggregate number of shares of common stock that may be issued or delivered pursuant to awards thereunder. This aggregate share limit is currently 1,000,000 shares. As of March 5, 2001, no options have been exercised and no shares had been issued under the Plan. In addition, approximately 884,500 shares remained subject to awards then outstanding under the Plan, and approximately 115,500 shares were then available for additional awards.

    The proposed Plan amendment, if approved by stockholders, will increase the Plan's aggregate share limit from 1,000,000 shares to 2,200,000 shares (an increase of 1,200,000 shares). The Board approved the amendment based on, in part, a belief that the number of shares that remained available for additional awards under the Plan was insufficient to adequately provide for future incentives for the Company's management.

The 1998 Stock Option Plan

    The principal terms of the Plan are summarized below. The following summary is qualified in its entirety by the full text of the Plan. The Plan is an appendix to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission's Web site at http://www.sec.gov. A copy of the Plan may also be obtained by contacting Michael S. Geele, the Company's Senior Vice President and Chief Financial Officer, at 7 River Park Place East, Fresno, California 93720 (telephone number (559) 434-4800).

Purpose

    The purpose of the Plan is to promote the success of the Company and the interests of its stockholders by attracting, retaining and rewarding officers, employees and other eligible persons through the grant of equity incentives. The purpose of the Plan is also to attract, motivate, and retain experienced and knowledgeable independent directors.

Stock Options

    The Plan authorizes the grant of stock options. A stock option is the right to purchase shares of common stock at a future date at a specified price (the "exercise price" of the option). The per share exercise price of each option granted under the Plan will be determined by the Compensation

Committee of the Board at the time of grant, but, in the case of options intended to qualify as "incentive stock options" under the Internal Revenue Code, will not be less than the fair market value of a share of common stock on the date of grant.

    An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under "Federal Income Tax Consequences" below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Internal Revenue Code and the Plan. Full payment for shares purchased on the exercise of an option granted under the Plan must be made at the time of such exercise in a form and manner approved by the Compensation Committee. Generally, an option granted under the Plan will expire not more than 10 years after its date of grant.

Administration

    The Board has delegated general administrative authority over the Plan, including the power to grant options, to the Compensation Committee.

    The Compensation Committee determines the number of shares that are to be subject to options and the terms and conditions of such options, including the applicable exercise prices of the options. Subject to the other provisions of the Plan, the Compensation Committee has the authority (1) to permit the recipient of any option to pay the exercise price of the option in cash, the delivery of previously owned shares of common stock, or by notice and third party payment; (2) to amend the terms of options; (3) to accelerate the receipt or vesting of benefits pursuant to an option; and (4) to make certain adjustments to an outstanding option and authorize the conversion, succession or substitution of an option in connection with certain reorganizations or Change in Control Events (as generally described below under "Acceleration of Options; Possible Early Termination of Options").

No Repricing

    The Compensation Committee may not amend or otherwise reduce the per share exercise price of an option to a price that is less than 100% of the fair market value of the common stock on the date the option was first granted (except to take account of stock splits, stock dividends, and certain other reorganizations affecting the common stock).

Eligibility

    Persons eligible to receive options under the Plan include officers and employees of the Company and its subsidiaries, and certain consultants, advisors, and agents who have rendered or who render certain bona fide services to the Company or a subsidiary. Members of the Board who are not employed by the Company are eligible to receive certain automatic option grants under the Plan, as described more fully below, but are not eligible for other awards under the Plan.

Transfer Restrictions

    Subject to limited exceptions contained in the Plan (which generally include transfers to the Company, a participant's designation of a beneficiary, the exercise of a participant's option by his or her legal representative in the event of the participant's disability, transfers pursuant to certain court orders, and "cashless exercises" approved by the Compensation Committee), options granted under the Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable only by the recipient. The Compensation Committee may permit the transfer of an option if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes and without consideration (other than nominal consideration).

Limits on Options; Authorized Shares

    As indicated above, the aggregate number of shares of common stock that may be issued or delivered pursuant to awards under the Plan is currently 1,000,000 shares. If stockholders approve the proposed Plan amendment, this aggregate share limit will increase to 2,200,000 shares.

    The Plan also provides (1) that a maximum of 100,000 shares of common stock may be subject to options granted under the plan to any individual during any calendar year, and (2) that a maximum of 100,000 shares of common stock may be delivered under the plan pursuant to options automatically granted to non-employee directors.

    As is customary in incentive plans of this nature, the number and kind of shares available under the Plan and the then-outstanding options, as well as exercise prices and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the Company's stockholders.

    The Plan will not limit the authority of the Board or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to the common stock, under any other plan or authority.

Automatic Option Grants to Non-Employee Directors

    The Plan provides that any person who becomes a member of the Board and who, immediately prior to becoming a member of the Board, was not an officer or employee of the Company, will be automatically granted a nonqualified stock option to purchase 5,000 shares of common stock. In addition, at the close of trading on the first business day in each calendar year during the term of the Plan, each member of the Board who is not an officer or employee of the Company and who is then continuing in office will be automatically granted (on such date) a nonqualified stock option to purchase 2,000 shares of common stock.

    A non-employee director may receive only one option under the automatic grant feature of the Plan in any one calendar year. Each option granted under the automatic grant feature will be for a 10-year term and will vest over four years in 25% installments. Vesting will accelerate if a director's services as a member of the Board terminate due to the director's death, disability, or retirement. These options will terminate at a specified time (from three months to one year) after the recipient is no longer a member of the Board. The per share exercise price of each option granted to a non-employee director under the Plan's automatic grant feature will equal 100% of the fair market value of a share of common stock on the date of grant.

Acceleration of Options; Possible Early Termination of Options

    Unless prior to a Change in Control Event the Compensation Committee determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each option will become immediately exercisable. A "Change in Control Event" under the Plan generally includes (subject to certain exceptions) a 50% or more change in ownership of the Company, certain changes in a majority of the Board, certain mergers or consolidations approved by the Company's stockholders, or stockholder approval of a liquidation of the Company or sale of all or substantially all of the Company's assets.

Termination of or Changes to the Plan

    The Board may amend or terminate the Plan (including the non-employee director grant provisions) at any time and in any manner. Unless required by applicable law, stockholder approval of amendments will not be required. No new options may be granted under the Plan after March 22, 2008, although the authority of the Compensation Committee will continue as to any then outstanding options. Outstanding options may be amended, but the consent of the holder is required if the amendment materially and adversely affects the holder.

Securities Underlying Options

    The closing price of the common stock as of April 30, 2001 was $4.65 per share.

Federal Income Tax Consequences

    The federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

    With respect to a nonqualified stock option, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the exercise price of the option and the fair market value of the underlying shares at the time of exercise. With respect to an incentive stock option, the Company is generally not entitled to a deduction nor does the optionee recognize income at the time of exercise.

    If an option is accelerated under the Plan in connection with a change in control (as this term is used under the Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, if the compensation attributable to options is not "performance-based" within the meaning of Section 162(m) of the Internal Revenue Code, the Company may not be permitted to deduct the compensation that is not performance-based in excess of $1,000,000 in certain circumstances.

Specific Benefits

    The number, amount and type of awards to be received by or allocated to eligible persons under the Plan cannot be determined at this time. The Company is not currently considering any specific additional awards under the Plan. If the additional number of shares to be made available under the Plan if this proposal is approved by stockholders had been available for award purposes in the fiscal year ended January 31, 2001, the Company expects that its award grants in fiscal 2000 would not have been substantially different than those actually made under the Plan. For information regarding options granted to executive officers of the Company during fiscal 2000, see the material under the heading

"Executive Compensation" below. For information regarding options granted to non-employee directors during fiscal 2000, see the table under the heading "Director Compensation for Fiscal Year 2000" below.

The Board Of Directors Recommends A Vote In Favor Of The 1998 Stock Option Plan Amendment

    The Board believes that the proposed Plan amendment will promote the interests of the Company and its stockholders and continue to enable the Company to attract, motivate, retain and reward persons important to the Company's success and to provide incentives based on increases in stockholder value.

    The affirmative vote of a majority of the shares of common stock voting at the Annual Meeting (with each share entitled to one vote) is required for approval of this proposal.

    All directors are currently eligible to receive awards under the Plan and therefore have an interest in the proposed Plan amendment.

    The Board of Directors of the Company has approved the 1998 Stock Option Plan amendment and recommends that stockholders vote for the 1998 Stock Option Plan amendment. Proxies solicited by the Board will be so voted unless stockholders specify otherwise in their proxies.

BOARD OF DIRECTORS

Meetings of the Board of Directors

    During the fiscal year ended February 3, 2001, the Board of Directors held 7 meetings. With the exception of Mr. Álvarez, each director attended, either in person or by telephone, at least 75% of the Board meetings and meetings of Board Committees that he or she was eligible to attend.

    Committees of the Board.  The Board of Directors has three principal committees. The following chart describes the function and membership of each committee and the number of times it met in the fiscal year ended February 3, 2001.

Audit Committee—4 Meetings

Function		Members
•	Review auditor's report with the independent auditors	Joseph J. Penbera, Chairman
•	Review scope of annual audit and quarterly reviews by independent auditors	Max Gutmann Frederick R. Ruiz
•	Nominate independent auditors to be selected by the Board of Directors	William Smith O. James Woodward III
•	Evaluate independence of independent auditors
•	Oversee internal accounting and control systems
•	Review accounting and financial reporting requirements and practices affecting the Company
•	Evaluate and oversee internal audit staff

Compensation Committee—2 Meetings

Function		Members
•	Review and approve executive compensation and employment agreements	O. James Woodward III, Chairman Max Gutmann
•	Review and approve bonuses, incentive stock option awards and stock option grants	Joseph J. Penbera Frederick R. Ruiz William Smith

Nominating Committee—1 Meeting

Function		Members
•	Review qualifications of and nominate independent candidates for Board of Directors (other than those nominated by stockholders)	Max Gutmann, Chairman Joseph J. Penbera Frederick R. Ruiz William Smith O. James Woodward III

The Nominating Committee will consider nominees recommended by stockholders of the Company if a written recommendation is timely received by the Company's Secretary. (See "Future Stockholder Proposals and Nominations.")

Compensation of Directors

    The following table sets forth amounts paid to each of the non-employee directors during fiscal 2000.

Director Compensation for Fiscal Year 2000

	Cash Compensation					Security Grants
Name	Annual Retainer Fees ($)(1)	Meeting Fees ($)(2)		Consulting Fees/Other Fees ($)(3)		Number of Shares (#)(4)	Securities Underlying Options (SAR) (#)(4)
Joseph J. Penbera	16,000	7,500		—		2,000	0
Sharon Levy	—	4,000		—		0	0
Max Gutmann	14,000	7,500		2,615	(3)	2,000	0
Frederick R. Ruiz	14,000	8,000		—		2,000	0
O. James Woodward III	16,000	7,500		—		2,000	0
William Smith	14,000	6,500		426	(3)	2,000	0
Isidoro Álvarez Álvarez	—	—		—		0	0
Jorge Pont Sánchez	—	6,000	(2)	9,329	(3)	0	0

(1)
The five outside directors who are neither officers nor an affiliate of the Company received a monthly stipend of $1,000 per month from the period of February 2000 through April 2000. Beginning May 2000, the monthly stipend was increased to $1,500 per month for Joseph J. Penbera and O. James Woodward III, as Chairmen of the Audit and Compensation Committees, respectively, and $1,250 per month for all other outside directors.

(2)
The eight non-employee directors receive $1,000 for each meeting of the Board attended, $500 for each meeting of the Board held telephonically and $500 for each Committee meeting attended and held on a separate date. Amounts indicated for Mr. Pont Sánchez are paid directly to El Corte Ingles.

(3)
The Company reimburses directors who reside outside the Fresno area for costs incurred in attending meetings of the Board and in performing Board duties. Such expense reimbursements typically include meals and transportation costs and, when required, overnight hotel expenses. Amounts indicated for Mr. Pont Sánchez are paid directly to El Corte Ingles.

(4)
The five outside directors who are neither officers nor affiliates of the Company received grants of options in fiscal 2000 under the 1998 Stock Option Plan. There were no individual grants of options in tandem with stock appreciation rights ("SARS") or freestanding SARS made during fiscal 2000.

COMMITTEE REPORTS

Audit Committee Report

    The following report does not constitute soliciting material and is not considered filed or incorporated by reference into any filing by the Company under the Securities Act of 1933 or under the Securities Exchange Act of 1934, unless we specifically state otherwise.

    The Audit Committee of Gottschalks Inc. (the "Committee") is composed of five independent directors and operates under a written charter adopted by the Board of Directors which is included at Appendix A to this proxy statement. The members of the Audit Committee are Joseph J. Penbera (Chairman), Max Gutmann, Frederick R. Ruiz, William Smith and O. James Woodward III. The members of the Committee meet the standards of independence and other qualifications required by the New York Stock Exchange.

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system, (2) review and appraise the audit efforts of the Company's independent accountants and internal audit department, (3) review the Company's compliance with applicable laws and regulations and its Corporate Code of Conduct and (4) perform other oversight functions as requested by the Board of Directors.

    Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

    In fulfilling the Audit Committee's responsibilities, the Audit Committee has met and held various discussions with management and the independent accountants, including meetings conducted prior to the issuance of quarterly and annual earnings to the public. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees."

    The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent accountants that firm's independence.

    Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the report of the independent accountants, the Committee recommended that the Board of Directors approve the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended February 3, 2001.

Joseph J. Penbera (Chairman)
Max Gutmann
Frederick R. Ruiz
William Smith
O. James Woodward III

Compensation Committee Report

    The following report and the performance graph on page 23 do not constitute soliciting materials and are not considered filed or incorporated by reference into any filing by the Company under the Securities Act of 1933 or under the Securities Exchange Act of 1934, unless we specifically state otherwise.

    The policy of the Compensation Committee of the Board of Directors is that the compensation of the executives of the Company should be closely aligned with the interests of the stockholders of the Company and linked with the Company's overall financial performance and the executive's individual performance. The Compensation Committee generally believes compensation should be limited to amounts that are deductible under present income tax law. However, under certain circumstances, the Compensation Committee may authorize the payment of compensation that is not deductible. Such policies have been incorporated into a performance-based compensation program developed and implemented by the Compensation Committee for the senior executive officers of the Company.

Compensation Program

    The Company's executive compensation program consists primarily of three components: (1) a base salary that is designed to attract and retain qualified employees for the Company; (2) annual incentives which are tied to the performance of the Company; and (3) stock options.

    Base Salary.  The base salary of the Chief Executive Officer was originally determined by the Compensation Committee based on factors such as scope of responsibility, current performance and the overall financial performance of the Company for the most recent fiscal year. In such determination, the Compensation Committee also considered salary ranges of chief executive officers of certain competitors of the Company. The annual base salary paid to Mr. James Famalette, as President and Chief Executive Officer for fiscal 2000, was $439,231. This amount represents the pro-rata portion of his annual base salary paid pursuant to his contract, as amended, from the period of January 30, 2000 through June 24, 2000 of $420,000, increasing to $460,000 beginning June 25, 2000. Effective November 5, 2000, Mr. Famalette's employment contract was amended and his base salary was increased to $560,000 (see "Employment and Severance Agreements—Employment Agreement"). Such increase was approved by the Compensation Committee based generally on the factors outlined above. The Chief Executive Officer, in turn, recommends an original annual base salary for the senior executive officers of the Company based on factors such as the scope of responsibility and base salary ranges of similarly positioned executives of the Company. Annual adjustments to such base salaries are determined based on factors including, but not limited to, the executive's individual performance, the performance of areas within the executive's scope of responsibility and the overall performance of the Company. The Compensation Committee reviews and passes on the Chief Executive Officer's recommendations for such officers' annual base salary levels.

    Annual Incentives.  The Company's bonus plan in effect for fiscal 2000 (the "Bonus Plan") provides for a bonus to be paid to the Chief Executive Officer and key executives of the Company, based on the Company's performance. The Board of Directors established a goal at the beginning of the fiscal year to achieve a targeted earnings per share ("EPS") amount. If the Company achieves its EPS goal, then the key executives will have the opportunity to earn a bonus ranging from 10% to 30% of their base salary. The actual payment for each individual is determined by analyzing the Company's actual performance and the individual's performance. 50% of the potential bonus is based solely on the Company's performance, 30% of the potential bonus is based on the key executive's performance measured against the key executive's goals and 20% of the potential bonus is based on a subjective evaluation of the key executive's performance. No bonuses are to be paid if the Company does not achieve its EPS goal. The maximum bonus to be paid to any key executive is 30% of a key executive's base salary.

    Stock Options.  Stock options are granted to the senior executive officers and other employees of the Company at the discretion of the Compensation Committee. The Compensation Committee believes the grant of stock options reinforces the importance of improving stockholder value over the long term, and encourages and facilitates executive and key employee stock ownership of the Company. The determination to grant options is also based on factors such as the current number of unexercised options held by the senior executive officers and employees, the expiration dates of those options and the current financial performance of the Company. Option grants for the Chief Executive Officer are determined by the Compensation Committee. Option grants for the senior executives and other employees of the Company are recommended by the Chief Executive Officer and reviewed and approved by the Compensation Committee. In fiscal 2000, 195,000 options were granted to the Named Officers under the 1998 Stock Option Plan at exercise prices ranging from $4.25 to $5.25 per share. In fiscal 2000, a total of 242,500 options were also granted to 35 officers and other employees of the Company under the 1998 Stock Option Plan at an exercise price of $5.25 per share. All options granted under the 1998 Stock Option Plan are granted at the fair market value of the Company's common stock on the dates of the grants, with the exception of options granted to Mr. Joe Levy, which are granted at an exercise price of 110% of fair market value on the date of the grant. Such options vest at a rate of 25% per year beginning on the first anniversary after the date of the grant and expire in ten years.

    Other.  Compensation for other officers and managers of the Company was paid during fiscal 2000 based upon an evaluation of such individuals' performance, responsibilities and the level of compensation of similarly positioned managers at the Company and its competitors. Excluding amounts paid to the Named Officers, bonuses in the aggregate amount of $791,000 were paid to 216 store managers, merchandising and operations personnel of the Company during fiscal 2000 based primarily upon the fiscal 1999 performance of the particular individual's unit, department, division or store.

    Compensation Committee Interlocks And Insider Participation.  No member of the current Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries, or is employed by a company whose board of directors includes a member of management of the Company.

O. James Woodward III, Chairman
Max Gutmann
Joseph J. Penbera
Frederick R. Ruiz
William Smith

EXECUTIVE COMPENSATION

Executive Officer Biographies

    The following table lists the executive officers of the Company:

Name	Age(1)	Position
Joe Levy(2)	69	Chairman
James R. Famalette(2)	48	President and Chief Executive Officer and Director
Gary L. Gladding	61	Executive Vice President and General Merchandise Manager
Michael S. Geele	51	Senior Vice President and Chief Financial Officer
Michael J. Schmidt	59	Senior Vice President and Director of Stores

(1)
As of April 30, 2001.

(2)
Information with respect to Joe Levy and James R. Famalette is included in the "Election of Directors—Nominee Biographies" portion of this Proxy Statement.

    Gary L. Gladding has been Executive Vice President of the Company since 1987, and joined E. Gottschalk, the Company's predecessor, as Vice President/General Merchandise Manager in 1983. From 1980 to 1983, he was Vice President and General Merchandise Manager for Lazarus Department Stores, a division of Federated Department Stores, Inc., and he previously held merchandising manager positions with the May Department Stores Co.

    Michael S. Geele became Senior Vice President and Chief Financial Officer of the Company on January 21, 1999. Prior to joining the Company, Mr. Geele was Chief Financial Officer of Southwest Supermarkets in Phoenix, Arizona from 1995 to 1998. From 1991 to 1995, Mr. Geele served as Vice President of Finance for Smitty's Super Valu in Phoenix, Arizona, and from 1981 to 1991 served in various financial positions with Smitty's, including Senior Director and Corporate Controller. Mr. Geele is a certified public accountant.

    Michael J. Schmidt became Senior Vice President/Director of Stores of E. Gottschalk, the Company's predecessor, in 1985. Prior to joining the Company's predecessor in 1983, he held management positions with Liberty House, Allied Corporation and R.H. Macy & Co., Inc.

Compensation of Executive Officers

    Summary Compensation.  The materials set forth below contain information on certain cash and non-cash compensation provided to the Company's Chief Executive Officer and the four other current and former executive officers of the Company who were the most highly compensated executive officers for fiscal year 2000 (the "Named Officers").

Summary Compensation Table

	Annual Compensation							Long-Term Compensation Awards(1)
Name and Principal Position	Fiscal Year	Base Salary ($)(2)		Bonus ($)(3)		Other Annual Compensation ($)(4)		Securities Underlying Options (#)(5)	All Other Compensation ($)(6)
James R. Famalette President, Chief Executive Officer and Director	2000 1999 1998	439,231 392,269 356,192	(7)	107,100 70,000 127,902		— — —		130,000 55,000 40,000	5,731 3,644 3,267
Joe Levy Chairman	2000 1999 1998	350,000 336,101 327,600	(9)	89,200 66,000 28,125	(8)	— — —		25,000 15,000 40,000	7,022 5,387 3,453
Gary L. Gladding Executive Vice President and General Merchandise Manager	2000 1999 1998	305,077 291,600 284,354		58,800 40,000 24,056		— — —		15,000 10,000 4,000	6,637 4,484 1,754
Michael S. Geele Senior Vice President and Chief Financial Officer	2000 1999 1998	198,844 178,461 6,731	(11)	38,500 — —		— 13,069 —	(10)	35,000 10,000 20,000	3,383 582 —
Michael J. Schmidt Senior Vice President and Director of Stores	2000 1999 1998	221,431 210,938 201,081		45,500 32,000 16,429		— — —		15,000 10,000 4,000	6,529 4,135 2,677

(1)
The Company did not make any payments or awards that would be classified under the "Restricted Stock Award" and "LTIP Payout" columns otherwise required to be included in the Table by the applicable SEC disclosure rules.

(2)
Includes compensation earned but deferred pursuant to the Gottschalks Inc. Retirement Savings Plan and a cafeteria plan established pursuant to Internal Revenue Code Section 125. Fiscal 2000 includes 53 weeks as compared to fiscal 1999 and 1998 which each included 52 weeks. Accordingly, the base salaries indicated for fiscal 2000 include one additional week of base pay as compared to fiscal 1999 and 1998.

(3)
Bonus amounts paid in fiscal 1998, 1999 and 2000 were paid under the 1998 Bonus Plan. The bonus paid to Mr. Famalette in fiscal 1998 also includes $100,000 payable under his employment agreement.

(4)
Except as indicated at footnote (9) below, the amounts included in this column for each of the Named Officers do not include the value of certain perquisites in which the aggregate did not exceed the lesser of $50,000 or 10% of the Named Officer's aggregate salary and bonus compensation for fiscal 1998, 1999 or 2000, as applicable.

(5)
Represents shares of stock underlying options granted under the Company's 1998 Stock Option Plan. There were no individual grants of options in tandem with SARS or freestanding SARS made during fiscal years 1998, 1999 or 2000 to the Named Officers.

(6)
Represents contributions made by the Company on behalf of the Named Officers to the Gottschalks Inc. Retirement Savings Plan in the form of Common Stock of the Company and amounts paid for term life insurance premiums.

(7)
Mr. Famalette became President and Chief Executive Officer on June 25, 1999, after serving as President and Chief Operating Officer prior to that date. This amount represents his base salary as President and Chief Operating Officer from the beginning of fiscal 1999 through June 24, 1999, and as President and Chief Executive Officer from June 25, 1999 through the remainder of fiscal 1999. (See the "Employment and Severance Agreements" portion of this Proxy Statement for a description of amounts to be paid to Mr. Famalette pursuant to his employment agreement.)

(8)
Represents bonus earned in fiscal 1999 while serving as Chief Executive Officer of the Company.

(9)
Mr. Joe Levy was Chairman and Chief Executive Officer through June 25, 1999 and relinquished the title of Chief Executive Officer to Mr. James Famalette on that date.

(10)
Represents amounts paid as reimbursement for actual relocation expenses incurred.

(11)
Mr. Geele was employed by the Company on January 19, 1999. This amount represents base salary paid for a partial year in fiscal 1998.

    Stock Option Grants.  Shown below is information with respect to grants of stock options to the officers named in the Summary Compensation Table above during the last fiscal year under the 1998 Stock Option Plan. In addition to options granted to the Named Officers below, in fiscal 2000 a total of 242,500 options were also granted to 35 other officers and key employees of the Company under the 1998 Stock Option Plan.

Option Grants in Fiscal Year 2000

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/Share)(2)	Expiration Date
					5%	10%
James R. Famalette	30,000	6.9%	5.25	3/31/10	$112,000	$271,000
James R. Famalette	70,000	16.0%	4.63	10/29/10	230,000	601,000
James R. Famalette	30,000	6.9%	4.25	1/02/11	91,000	236,000
Joe Levy	25,000	5.7%	5.78	3/31/10	103,000	249,000
Gary L. Gladding	15,000	3.4%	5.25	3/31/10	56,000	146,000
Michael S. Geele	15,000	3.4%	5.25	3/31/10	56,000	146,000
Michale S. Geele	20,000	4.6%	4.63	10/29/10	66,000	172,000
Michael J. Schmidt	15,000	3.4%	5.25	3/31/10	56,000	146,000

(1)
These options first become exercisable on the first anniversary of the grant date, with 25% of the underlying shares becoming exercisable at that time, an additional 25% of the option shares becoming exercisable on each successive anniversary date and full vesting on the fourth anniversary date.

(2)
Represents the fair market value of the Company's common stock (110% of fair market value for options granted to Mr. Joe Levy) based on its closing price on the New York Stock Exchange as of the date of the grant of the options.

    Stock Option Exercises.  Shown below is information with respect to the exercise of stock options during the last fiscal year by the Named Officers and the value of unexercised options held by each of them as of the end of the last fiscal year.

Aggregate Option Exercises in Fiscal Year 2000 and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End	Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
Name	Shares Acquired (#)	Value Realized ($)	Exercisable/ Unexercisable (#)	Exercisable/ Unexercisable ($)
James R. Famalette	0	0	48,750/196,250	0/28,400
Joe Levy	0	0	48,750/56,250	0/0
Gary L. Gladding	0	0	24,500/24,500	0/0
Michael S. Geele	0	0	12,500/52,500	0/3,400
Michael J. Schmidt	0	0	24,500/24,500	0/0

(1)
The exercise price of the options range from $4.25 to $10.87 per share. The closing price of the Company's common stock on the New York Stock Exchange as of February 3, 2001 was $4.80 per share.

Employment and Severance Agreements

    Employment Agreement.  The Company has an employment agreement with James R. Famalette as President and Chief Executive Officer. Under the agreement, as amended, Mr. Famalette's employment as President and Chief Executive Officer began on June 24, 1999 and is to continue for three years through July 2, 2002. The term of the agreement may be extended by mutual written consent. Mr. Famalette had formerly served as President and Chief Operating Officer of the Company since April 14, 1997. The agreement provides that Mr. Famalette shall be a member of the Board of Directors during his term of employment. In his capacity as President, Chief Executive Officer and director, the agreement provides for the payment of an annual base salary of at least $420,000 in the first year of the contract (June 24, 1999 through June 23, 2000), $460,000 in the second year of the contract (June 24, 2000 through June 23, 2001) and $500,000 in the third year of the contract (June 24, 2001 through July 2, 2002). The agreement also provides for the payment of an annual bonus under the Company's Bonus Plan, under which Mr. Famalette will have the ability to earn an annual bonus of 30% of Base Salary if specific goals and objectives adopted by the Board are achieved. Effective November 5, 2001, Mr. Famalette's employment contract was amended and his annual base salary was increased to $560,000 through the remainder of his contract period. In addition, Mr. Famalette received the grant of an additional 100,000 options under the Company's 1998 Stock Option Plan, with 70,000 of those options granted on October 29, 2000 and 30,000 options granted on January 2, 2001. The options were granted at the fair market value of the Company's common stock on the date of the grants and vest at a rate of 25% on each anniversary of the option grant. Mr. Famalette also receives a car allowance and receives other benefits typically offered to all employees of the Company. The compensation payable pursuant to the agreement shall be terminated if Mr. Famalette terminates his employment with the Company through retirement, disability or death, if Mr. Famalette is terminated for cause (as defined) or the Company sells all or part of its business and Mr. Famalette is able to continue his employment with the buyer at or above his then base salary. With the exception of the employment agreement with Mr. Famalette, the Company has no employment agreements with any of the other Named Officers, including the Chairman.

    Severance Agreements.  The Company has Severance Agreements with each of the officers named in the Summary Compensation Table above, including the Chief Executive Officer. Such agreements provide for the continuing payment of the officer's base salary for a period of twelve months, except for Messrs. Levy and Famalette, whose severance benefits will be payable for a period of twenty-four months, and in the case of Mr. Famalette, less the period remaining under his employment agreement. The agreements also provide for continuing coverage in the Company's group medical plan at the Company's expense for one year in the event the officer is terminated by written notice by the Company for other than cause (as defined). The agreements require the officer to continue to report to work and perform the duties of his or her employment until the date set forth as the officer's date of termination in order to receive such continuing payments. The officer is not entitled to receive a severance benefit under certain conditions including: (1) the termination of employment occurs by other than written notice of termination by the Company; (2) if the Company sells all or part of its business and the officer has the opportunity to continue his or her employment with the buyer at or above the officer's base rate of pay; and (3) the termination of employment for cause (as defined). In the event of a change in control, the severance benefits are extended to a period of twenty-four months in the case of Mr. Joe Levy and Mr. Famalette, and to a period of eighteen months in the case of Messrs. Gladding, Geele and Schmidt.

STOCK OWNERSHIP

Stock Ownership of 5% or Greater Stockholders, Directors and Officers

    On April 30, 2001, there were 12,656,769 shares of Company common stock outstanding. The following table shows the number of shares of common stock beneficially owned, as of April 30, 2001, by the following:

  •
  each person who we know beneficially owns more than 5% of the common stock;

  •
  each director;

  •
  each Named Officer; and

  •
  the directors and executive officers as a group.

		Amount and Nature of Beneficial Ownership(1)
Name and Address Of Beneficial Owner	Present Position With the Company	Shares of Common Stock (#)(2)		Options Exercisable Within 60 days(#)(3)	Total as Percent of Class(4)
5% or Greater Stockholders:
The Harris Company P.O. Box 20 Redlands, CA 92373	N/A	2,095,900	(5)	0	16.6%
Joe Levy P.O. Box 28920 Fresno, CA 93729	Chairman	1,547,450	(6)(7)	58,750	12.7%
Dimensional Fund Advisors 1299 Ocean Avenue, 11th Fl. Santa Monica, CA 90401	N/A	974,500	(8)	0	7.7%
Gerald Blum 9 River Park Place East Fresno, CA 93720	Consultant	938,553	(9)	0	7.5%
Directors and Executive Officers:
James R. Famalette	President, Chief Executive Officer and Director	15,242		75,000	*
Bret W. Levy	Vice President, Treasurer and Director	469,291	(10)	15,250	3.8%
Joseph J. Penbera	Director	5,000		10,250	*
Sharon Levy	Director	0	(7)	0	*
Max Gutmann	Director	17,000		10,250	*
Frederick R. Ruiz	Director	14,350		10,250	*
O. James Woodward III	Director	6,000		10,250	*

William Smith	Director	5,500	5,250	*
Isidoro Álvarez Álvarez	Director	0	0	*
Jorge Pont Sánchez	Director	0	0	*
Gary L. Gladding	Executive Vice President and General Merchandise Manager	9,218	30,750	*
Michael S. Geele	Senior Vice President and Chief Financial Officer	2,923	18,750	*
Michael J. Schmidt	Senior Vice President and Director of Stores	12,783	30,750	*
Directors and Executive Officers as a Group (14 Persons)	N/A	2,104,757	275,500	18.5%

*
Holdings represent less than 1% of all common shares outstanding.

(1)
Unless otherwise indicated, (1) beneficial ownership is direct and (2) the person indicated has sole voting and investment power over the shares of common stock indicated.

(2)
Includes shares of common stock held in the Gottschalks Inc. Retirement Savings Plan and acquired under the 1998 Employee Stock Purchase Plan, as follows: Joe Levy (19,238 shares); James R. Famalette (9,242 shares); Bret W. Levy (16,491 shares); Gary L. Gladding (9,218 shares), Michael S. Geele (2,923 shares) and Michael J. Schmidt (7,783 shares).

(3)
Shares that may be acquired pursuant to options exercisable within 60 days of April 30, 2001.

(4)
Assumes that only those options of the particular person or group listed that are exercisable within 60 days of April 30, 2001 have been exercised and no others.

(5)
The information with respect to The Harris Company was reported on a Schedule 13D filed by Mr. Joe Levy, Mr. Bret Levy, El Corte Ingles and Harris with the SEC on August 28, 1998, a copy of which was received by the Company and relied upon in making this disclosure. The Harris Company exercised, as of August 28, 1998, sole voting power and sole dispositive power with respect to 2,095,900 shares.

(6)
Includes 592,550 shares in which Joe Levy has a pecuniary interest as trustee of the Levy Trust Account which was created in December 2000 upon the division of the Gertrude H. Klein Trust. Does not include the aggregate of 1,212,500 shares held by Joseph Levy's adult children, Jody Levy-Schlesinger, Felicia Levy-Weston and Bret Levy and their spouses and children, over which shares Joseph Levy disclaims beneficial ownership.

(7)
Sharon Levy shares beneficial ownership of the shares attributed to Joe Levy, her husband, as community property.

(8)
The information with respect to Dimensional Fund Advisors Inc. was reported on a Schedule 13G filed by Dimensional Fund Advisors Inc. with the SEC on February 2, 2001, a copy of which was received by the Company and relied upon in making this disclosure. Dimensional Fund Advisors Inc. exercised, as of February 2, 2001, sole voting power and sole dispositive power with respect to 974,500 shares.

(9)
Includes 382,550 shares in which Gerald Blum has a pecuniary interest as trustee of the Blum Trust Account which was created in December 2000 upon the division of the Gertrude H. Klein Trust. Does not include other shares owned by Mr. Blum's adult children, of which shares Mr. Blum disclaims beneficial ownership.

(10)
Includes 165,900 shares owned by Mr. Bret Levy's children, for which Mr. Levy serves as custodian. Does not include 23,200 shares owned by Mr. Bret Levy's spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

    Our directors and executive officers, as well as persons owning more than 10% of the Company's outstanding shares of stock, must file reports with the Securities and Exchange Commission indicating the number of shares of the Company's common stock they beneficially own and any changes in their beneficial ownership. Copies of these reports must be provided to us. Based solely on our review of these reports and written representations from our directors and executive officers, we believe each of our directors and executive officers, as well as each of the persons owning more than 10% of our outstanding shares of stock, filed all the required reports during fiscal year 2000.

Certain Relationships and Related Transactions

    The Company is indebted to The Harris Company, a stockholder owning more than 5% of the Company's common stock. As described under the heading "Agreements With Nominees," on August 20, 1998 the Company acquired substantially all of the assets and business of The Harris Company. As consideration for the purchase, the Company issued to The Harris Company 2,095,900 shares of common stock and an 8% Non-Negotiable, Extendable, Subordinated Note and assumed certain other liabilities. The Subordinated Note is due August 20, 2003 in the principal amount of $22,179,598. Interest on the Subordinated Note is payable semi-annually, with the principal portion due and payable upon its maturity date, unless such payment would result in a default on any of the Company's other credit facilities, whereby the maturity date of the Subordinated Note would be extended by three years to August 2006. Mr. Álvarez and Mr. Pont Sánchez are directors of Gottschalks and are also directors and/or executive officers of The Harris Company and its parent, El Corte Ingles, S.A. Mr. Álvarez is a former Director of The Harris Company and is the Chairman of El Corte Ingles, S.A. Mr. Pont Sánchez is the President and Chief Executive Officer of The Harris Company and is the International Division Director of El Corte Ingles, S.A.

    Gottschalks has a consulting agreement with Mr. Gerald Blum (the "Consulting Agreement"), a stockholder owning more than 5% of common stock of the Company. Mr. Blum's Consulting Agreement provides for Mr. Blum to perform certain consulting services for the Company during the period of June 1, 1994 through May 31, 2001 in return for annual fees of $200,000 payable monthly. The Consulting Agreement, entered into on May 27, 1994, also provides for the payment of an annual office allowance and continuation of certain insurance and retirement benefits. The Company paid Mr. Blum a total of $225,533 under the Consulting Agreement in fiscal 2000.

STOCK PRICE PERFORMANCE

    The graph below compares the cumulative total return of the Company's common stock with the cumulative total return of (i) the S&P 600 SmallCap Index and (ii) four companies described in the footnote to the graph. Except as described, the comparison covers the five-year period from close of market on the last trading day prior to the beginning of the 1996 fiscal year to the last day of the Company's 2000 fiscal year and assumes that $100 was invested at the beginning of the period in the Company's common stock and in each of the foregoing indices and assumes reinvestment of dividends.

    The past stock price performance for the Company's common stock is not necessarily indicative of future price performance.

Gottschalks Inc. Stock Price Performance
Five Year Cumulative Total Stockholders' Return(1)

(1)
Assumes $100 is invested on February 4, 1996 in the Company's common stock, the S&P 600 SmallCap Index and a composite index, weighted by market capitalization, of the following four companies: Bon-Ton Stores, Inc., Jacobson Stores, Inc., Stage Stores, Inc. ("Stage") and Elder-Beerman Stores Corp. ("Elder-Beerman"). The dollar amounts shown at each year-end are as of the last trading day prior to the end of the Company's fiscal year. The composite index includes data for Stage beginning in the fiscal year ended January 31, 1997, during which time Stage became traded on the NYSE. Stage filed for protection under Chapter 11 of the United States Bankrupcy code on June 1, 2000 and is continuing to operate as a debtor-in-possession. The composite index also includes data for Elder-Beerman beginning in the year ended January 31, 1999, during which time Elder-Beerman became traded on the NYSE.

OTHER INFORMATION

Independent Auditors

    The Audit Committee has recommended, and the Board of Directors has selected, Deloitte & Touche LLP as the Company's independent auditors for fiscal 2001. Representatives of Deloitte & Touche LLP are expected to be present at the 2001 Annual Meeting and will be available to answer appropriate questions and to make any statement they may desire. While it is presently anticipated that Deloitte & Touche LLP will continue to serve as the Company's independent auditors during fiscal 2001, and in that capacity will report on the Company's 2001 annual consolidated financial statements, the Board, upon recommendation by Audit Committee, reserves the right to select different independent auditors at any time.

Audit Fees.

    Fees for audit services performed by Deloitte & Touche LLP relating to the audit of the consolidated annual financial statements, and for reviews of interim financial information included in the Company's quarterly reports on Form 10-Q, totaled approximately $263,000 during fiscal 2000.

Financial Information System Design and Implementation Fees.

    Fees for professional services performed by Deloitte & Touche LLP in connection with a consulting project to assist the Company with the selection of a merchandising information system application provider totaled approximately $281,000 during fiscal 2000.

All Other Fees.

    Fees for all other services performed by Deloitte & Touche LLP, including tax, due diligence, agreed upon procedures for the Company's receivables securitization program and other consulting services (both audit and non-audit related) totaled approximately $247,000 during fiscal 2000.

    Our Audit Committee has determined that the rendering of other non-audit services by Deloitte & Touche LLP was compatible with maintaining their auditor independence.

Future Stockholder Proposals and Nominations

    If you want to include a stockholder proposal in the proxy statement for the 2002 Annual Stockholders' Meeting, it must be delivered to the Company's Secretary at the Company's principal office located at 7 River Park Place East, Fresno, California 93720 before the close of business on January 3, 2002. If you intend to present a proposal at our 2002 Annual Meeting and do not request timely inclusion of the proposal in our proxy statement, then we must receive notice of such proposal no later than the close of business on March 30, 2002. If we do not receive notice by that date, no discussion of your proposal is required to be included in our 2002 proxy statement and we may use our discretionary authority to vote on the proposal if you do present it at our annual meeting.

    Stockholders can also nominate persons to be directors. If you want to nominate a person, you must follow the procedures set forth in the Company's bylaws. You must deliver a notice to the Company's Secretary at the Company's principal executive offices before the close of business on March 30, 2002. That notice must contain the information required by the bylaws about you and your nominees. Unless you have complied with these bylaw provisions, your nominee will not be accepted and cannot be voted on by the stockholders.

Other Matters

    At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholders see fit.

    You can obtain a copy of the Company's Annual Report on Form 10-K for the year ended February 3, 2001 at no charge by writing to the Company at 7 River Park Place East, Fresno, California 93720, Attention: Michael S. Geele, Senior Vice President and Chief Financial Officer.

                      By order of the Board of Directors,

                      Joe Levy
                       Chairman

May 3, 2001

APPENDIX A

GOTTSCHALKS INC.
AUDIT COMMITTEE CHARTER

    1.  Formation.  The Board of Directors (the "Board") of Gottschalks Inc. (the "Corporation") has established the Audit Committee (the "Committee") pursuant to the Delaware General Corporation Law and the Corporation's Bylaws.

    2.  Statement of Purpose.  The Committee will assist the Board in fulfilling its oversight responsibilities. The Committee will review the financial reporting process, the system of internal control, the audit process, and the Corporation's process for monitoring compliance with laws and regulations and its Corporate Code of Conduct. To effectively perform his or her role, each Committee member will obtain an understanding of the responsibilities of Committee membership as well as the Corporation's business, operations, and risks.

    The Committee is not responsible, in the ordinary course, for planning or conducting audits or determining that the Corporation's financial statements are accurate and are in accordance with generally accepted accounting principles. This duty is the responsibility of management and the external auditors. It is also not the duty of the Committee to independently verify information presented to it, unless special circumstances require such verification.

    3.  Relationship With External Auditors.  The external auditors are ultimately accountable to the Board and the Committee, who have the authority and responsibility to select, evaluate and, where appropriate, replace the external auditors. The Committee is responsible for ensuring that the external auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the external auditors and the Company and for actively engaging in a dialogue with the external auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditors. The Committee is also responsible for recommending that the Board take appropriate action in response to the external auditors' statement to satisfy itself of the external auditors' independence.

    4.  Composition and Qualifications.  The Committee shall be comprised of not less than three members of the Corporation's Board. Subject to the foregoing, the exact number of members of the Committee shall be fixed and may be changed from time to time by resolution duly adopted by the Board. One of the members of the Committee shall be designated by vote of the members of the Committee as the chairperson (the "Chairperson") of the Committee. The Board shall appoint the members of the Committee to serve until their successors have been duly designated. The Board for any reason and at any time may remove members of the Committee. The Board shall fill vacancies on the Committee. The members of the Committee shall meet the standards of independence and other qualifications required by the New York Stock Exchange.

    5.  Oversight.  The Committee shall have responsibilities in the following areas:

  (a)
  Internal Controls

  •
  Review with management and the external auditors the internal accounting controls and procedures, including computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown.

    •
    Review and instruct the internal and external auditors to keep the Committee informed about the adequacy of the internal controls to expose any payments, transactions or procedures that might be illegal or otherwise improper fraud, about illegal acts, deficiencies in internal control, and certain other matters.

    •
    Inquire about internal control recommendations made by internal and external auditors and whether management has implemented them.

  (b)
  Financial Reporting

  •
  Review significant accounting and reporting issues and judgments and their impact on the financial statements, as presented by management for the auditors.

  •
  Review periodically with the internal and external auditors significant risks and exposures and the plans to monitor, control and minimize such risks and exposures.

  •
  Review significant findings and recommendations made by the internal and external auditors and discuss them on a timely basis.

  •
  Instruct the external auditors to communicate to the Committee any required changes affecting the financial statement presentation and the responsibilities of the Committee.

  •
  Meet with management and the external auditors to review the annual financial statements and the results of the audit.

  •
  Request and review an analysis by internal and external auditors about significant financial reporting issues, including any complex and/or unusual transactions, significant valuation issues, reserve adequacy and significant judgments made in the preparation of the financial statements.

  •
  Review and evaluate management's handling of proposed audit adjustments identified and presented to the Committee by the external auditors.

  •
  Review with management and require the external auditors to review the financial information included in the Corporation's interim financial statements prior to filing SEC reports.

  (c)
  Compliance with Laws and Regulations and Code of Conduct

  •
  Periodically obtain reports from management, auditors, general counsel, and tax advisors regarding regulatory compliance by the Corporation, transactions with affiliates, and other legal matters that may have a material impact on financial statements and the consideration of those matters in preparing the financial statements.

  •
  Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.

  •
  Review the findings of any examinations by regulatory agencies.

  •
  Review Corporation policies and procedures for distribution of and monitoring compliance with the Corporation's Code of Conduct.

  (d)
  Internal Audit

  •
  Review the activities, organizational structure and qualifications of the internal audit function.

  •
  Participate in decisions regarding appointment, replacement, reassignment, or dismissal of the director of internal audit.

  •
  Review the effectiveness of the internal audit function, including the scope of the internal auditors' responsibilities, their access to management and the Committee, their resources, staffing, and budget, and their follow-up experience with the Corporation's implementation of prior audit recommendations.

  (e)
  External Audit

  •
  Articulate the external auditors' ultimate accountability to the Board and the Committee.

  •
  Review the external auditors' proposed audit scope and approach.

  •
  Review annual engagement proposal for retention of the external auditors and level of fees to be paid to external auditors.

  •
  Review and evaluate the performance of the external auditors and recommend to the Board the appointment or discharge of the external auditors.

  •
  Review and discuss the independence of the external auditors, the nonaudit services provided and the auditors' disclosures concerning and assertion of their independence in accordance with professional standards and as required by applicable standards.

  •
  Review with the external auditors any problems or difficulties they may have encountered, any management letter provided by the external auditors, and the Corporation's response to that letter, including:

  •
  Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

  •
  Any changes required in the planned scope of the internal audit.

  •
  The internal audit department responsibilities, budget and staffing.

  •
  Discuss the matters identified in Accounting Standards No. 61 relating to the conduct of the audit.

  •
  Obtain from the external auditors assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

  (f)
  Reporting Responsibilities

  •
  Regularly update the Board about Committee activities and make appropriate recommendations.

    •
    Prepare for inclusion in the proxy statement the disclosures about the Committee and its functioning required under applicable SEC rules.(1)

(1)
Proxy statement disclosures include (1) a report of the audit committee disclosing whether the audit committee reviewed and discussed certain matters with management and the external auditors, received disclosures concerning and discussed their independence and whether, based on such review and discussion, it recommended to the board that the audited financial statements be included in the annual report filed with the SEC, (2) whether the audit committee has a written charter, and (3) certain information about the independence of the members and any audit committee member who is not independent, as defined in the applicable standards.

(g)
Other responsibilities

•
Meet with the external auditors, director of internal audit and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

•
If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

•
Review summary data on executive officer and director expense accounts and review related party transactions and actual or potential conflicts of interest.

•
Perform other oversight functions as requested by the full board.

•
Annually review and (if appropriate) update this charter, subject to Board approval of changes.

    6.  MEETINGS

  (a)
  Frequency

      The Committee shall hold regular meetings on such days as it shall determine at least four times per year. Special meetings of the Committee will be held at the request of the Chairperson of the Committee or any two other Committee members. The internal audit staff shall draft minutes of Committee proceedings and present them to the chairperson of the Committee. Following the chairperson's review, the minutes shall be presented to the Committee for approval. The Corporation's Secretary shall maintain the minutes and records of the proceedings of the Committee.

  (b)
  Agenda

      Prior to each regularly scheduled meeting, the Committee members will receive notice of and an agenda for the meeting. Other topics for discussion may be introduced at the meeting or by notice to the Chairperson at the request of any Committee member.

  (c)
  Attendance

      The Committee may regularly or from time-to-time ask corporate officers and other employees of the Corporation to attend the meetings. With the permission of the Chairperson of the Committee, directors who are not members of the Committee may also attend Committee meetings.

  (d)
  Procedures

      The Committee may adopt rules for its meetings and activities. In the absence of any such rules, the Committee actions shall be governed by the Corporation's Bylaws and applicable law, as applicable to Board meetings and activities. In all cases, a quorum of the Committee shall be a majority of the persons then serving as members of the Committee. Meetings of the Committee may be undertaken in person and telephonically.

    7.  Outside Assistance

    The Committee shall have the authority to request and receive access to any internal or external information it requires to fulfill its duties and responsibilities. The Committee is authorized to engage such outside professional or other services as in its discretion may be required to fulfill its responsibilities.

APPENDIX B

GOTTSCHALKS INC.
AMENDED AND RESTATED 1998 STOCK OPTION PLAN

1.	THE PLAN.
1.1
Purpose. The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by attracting, retaining and rewarding officers, employees, and other eligible persons through the grant of equity incentives and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Section 3. Capitalized terms used herein are defined in Section 5.
	1.2	Administration and Authorization; Power and Procedure.
1.2.1
Committee. This Plan will be administered by and all Options to Eligible Persons will be authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by written consent of its members.
1.2.2
Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan and any express limitations on the delegated authority of a Committee, the Committee will have the authority to:
			(a)	determine eligibility and the particular Eligible Persons who will receive Options;
(b)
grant Options to Eligible Persons, determine the price at which securities will be offered and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Options consistent with the express limits of this Plan, and establish the installments (if any) in which such Options will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination of such Options;
			(c)	approve the forms of Option Agreements (which need not be identical either as to type of Option or among Participants);
(d)
construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;
(e)
cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Options held by Eligible Persons, subject to any required consent under Section 4.6;
			(f)	accelerate or extend the exercisability or extend the term of any or all such outstanding Options within the maximum ten-year term of Options under Section 2.3; and

(g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Section 3 relating to Non-Employee Director Options will be automatic and, to the maximum extent possible, self-effectuating. To the extent required, any interpretation or administration of this Plan in respect of Options granted under Section 3 will be the responsibility of the Board.
1.2.3
Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, will be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.
1.2.4
Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.
1.2.5
Bifurcation of Plan Administration & Delegation. Subject to the limits set forth in the definition of "Committee" in Section 5, the Board may delegate different levels of authority to different Committees with administration and grant authority under this Plan, provided that each designated Committee granting any Options hereunder will consist exclusively of a member or members of the Board. A majority of the members of the acting Committee will constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of a Committee will constitute action by the Committee. A Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.
1.3
Participation. Options may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee so determines. Non-Employee Directors will only be eligible to receive those Nonqualified Stock Options granted automatically under the provisions of Section 3.
1.4	Shares Available for Options; Share Limits.
1.4.1
Shares Available. Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan will be shares of the Corporation's Common Stock. The Shares may be delivered for any lawful consideration.

1.4.2
Share Limits. The maximum number of Shares that may be delivered pursuant to all Options granted under this Plan is 2,200,000 Shares (the "Share Limit"). The maximum number of Shares that may be delivered pursuant to Options granted to Non-Employee Directors under the provisions of Section 3 is 100,000 Shares. The maximum number of Shares subject to those Options that are granted during any calendar year to any one individual is 100,000 Shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 4.2.
1.4.3
Share Reservation; Replenishment and Reissue of Unvested Options. No Option may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of Shares issuable at any time pursuant to such Option, plus (ii) the number of Shares that have previously been issued pursuant to Options granted under this Plan, other than reacquired Shares available for reissue consistent with any applicable limitations, plus (iii) the maximum number of Shares that may be issued at any time after such date of grant pursuant to Options that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Options that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired Shares, will again, except to the extent prohibited by law, be available for subsequent Options under this Plan.
1.5
Grant of Option. Subject to the express provisions of this Plan, the Committee will determine the number of Shares subject to each Option and the price to be paid for the Shares. Each Option will be evidenced by an Option Agreement signed by the Corporation and, if required by the Committee, by the Participant.
1.6
Option Period. Any option and related right will expire not more than 10 years after the date of grant; provided, however, that the delivery of stock pursuant to an Option may be delayed until a future date if specifically authorized by the Committee in writing.
1.7	Limitations on Exercise and Vesting of Options.
1.7.1
Provisions for Exercise. Unless the Committee otherwise expressly provides, no Option will be exercisable or will vest until at least six months after the initial Option Date, and once exercisable an Option will remain exercisable until the expiration or earlier termination of the Option.
1.7.2
Procedure. Any exercisable Option will be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(b) or 3.3, as the case may be.
1.7.3
Fractional Shares/Minimum Issue. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

	1.8	No Transferability.
1.8.1
Limit on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Option Agreement, as the same may be amended, (i) all Options are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Options will be exercised only by the Participant; and (iii) amounts payable or Shares issuable pursuant to an Option will be delivered only to (or for the account of) the Participant.
1.8.2
Exceptions. The Committee may permit Options to be exercised by and paid only to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and without consideration (other than nominal consideration). Incentive Stock Options will be subject to any and all additional transfer restrictions under the Code (notwithstanding Section 1.8.3).
		1.8.3	Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.8.1 will not apply to:
			(a)	transfers to the Corporation,
(b)
the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,
			(c)	transfers pursuant to a QDRO order if approved or ratified by the Committee,
			(d)	if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative, or
(e)
the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Options consistent with applicable laws and the express authorization of the Committee.
2.	ELIGIBLE PERSON OPTIONS.
2.1
Grants. One or more Options may be granted under this Section 2 to any Eligible Person. Each Option granted will be designated in the applicable Option Agreement, by the Committee, as either an Incentive Stock Option, subject to Section 2.4, or a Nonqualified Stock Option.

2.2	Option Price.
2.2.1
Pricing Limits. The purchase price per Share covered by each Option will be determined by the Committee at the time of the grant, but in the case of Incentive Stock Options will not be less than 100% (110% in the case of a Participant described in Section 2.5) of the Fair Market Value of the Common Stock on the date of grant and in all cases will not be less than the par value thereof.
2.2.2
Payment Provisions. The purchase price of any Shares purchased on exercise of an Option granted under this Section 2 will be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by certified or cashier's check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such Shares, and any Shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. Without limiting the generality of the foregoing, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 4.5. The Corporation will not be obligated to deliver certificates for the Shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.
2.3	Vesting; Option Period.
	2.3.1	Vesting. Subject to Section 1.6, each Option will vest and become exercisable as of the date or dates determined by the Committee and set forth in the applicable Option Agreement.
	2.3.2	Option Period. Subject to Section 1.6, each Option and all rights thereunder will expire no later than 10 years after the Option Date.

2.4	Limitations on Grant and Terms of Incentive Stock Options.
2.4.1
$100,000 Limit. To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.
2.4.2
Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Option Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.
2.5
Limits on 10% Holders. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.
2.6
Repricing/Cancellation and Regrant/Waiver of Restrictions. Subject to Section 1.4 and Section 4.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the vesting schedule, the number of Shares subject to, or the restrictions upon or the term of, an Option granted under this Section 2 by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means; provided, however, that no such amendment or other action shall reduce the per Share exercise price of the Option to a price less than 100% of the Fair Market Value of the Common Stock on the Option Date of the initial Option (subject to permitted adjustments pursuant to Section 4.2). Such amendment or other action may provide, among other changes, for a greater or lesser number of Shares subject to the Option, or a longer or shorter vesting or exercise period.

2.7
Options in Substitution for Stock Options Granted by Other Corporations. Options may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.
3.	NON-EMPLOYEE DIRECTOR OPTIONS.
	3.1	Participation. Options under this Section 3 will be made only to Non-Employee Directors and will be evidenced by Option Agreements substantially in the form of Exhibit A hereto.
	3.2	Option Grants.
3.2.1
Initial Options. Subject to Section 3.2.3, after approval of this Plan by the stockholders of the Corporation, each person who is a Non-Employee Director of the Corporation at the time of adoption of the Plan and any person who thereafter becomes a Non-Employee Director of the Corporation and in each case who, immediately prior to such date, was not an officer or employee of the Company, will be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option to purchase 5,000 Shares. The Option Date of such grant will be the date of approval of this Plan in the case of those individuals who are Non-Employee Directors at the time of adoption of the Plan and the date the director takes office in the case of individuals who subsequently become Non-Employee Directors.
3.2.2
Subsequent Annual Options. Subject to Section 3.2.3, at the close of trading on the first business day in each calendar year during the term of this Plan commencing in 1999, there will be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Option Date of which will be such date) to each Non-Employee Director then continuing in office to purchase 2,000 Shares.
3.2.3
Maximum Number of Shares. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4.1 will be prorated within such limitation. A Non-Employee Director will not receive more than one Nonqualified Stock Option under this Section 3.2 in any calendar year.
3.3
Option Price. The purchase price per Share covered by each Option granted pursuant to Section 3.2 will be 100 percent of the Fair Market Value of the Common Stock on the Option Date. The exercise price of any Option granted under Section 3.2 will be paid in full at the time of each purchase in cash or by check or in Shares valued at their Fair Market Value on the date of exercise of the Option, or partly in Shares and partly in cash, provided that any Shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

3.4
Option Period and Exercisability. Each Option granted under Section 3.2 and all rights or obligations thereunder will expire on the day before the tenth anniversary of the Option Date and will be subject to earlier termination as provided below. Each Option granted under Section 3.2 will become vested and exercisable at the rate of 25% per annum commencing on the first anniversary of the Option Date and each of the next three anniversaries thereof.
3.5
Termination of Directorship. An Option granted to a Non-Employee Director pursuant to Section 3.2 shall terminate upon the Non-Employee Director's termination of service as a member of the Board, except: (i) if such termination is due to the Non-Employee Director's Total Disability, death or retirement, the Option shall become fully vested and exercisable upon the date of such termination and the Option may be exercised for only one year after the date of such termination; or (ii) if such termination is due to any reason other than the Non-Employee Director's Total Disability, death or retirement, the Option, to the extent not vested and exercisable on the date of such termination, will terminated and the portion of the Option which is then vested and exercisable may be exercised for only three months after the date of such termination; in each case subject to earlier termination pursuant to or as contemplated by Section 3.4 or Section 3.6. For purposes of this Section 3.5, "retirement" shall mean the termination of a director's services on or after the date the director attains age 65 and on or after the date the director completes ten years of service as a director of the Corporation.
3.6
Adjustments; Accelerations; Terminations. Options granted under Section 3.2 will be subject to adjustments, accelerations and terminations as provided in Section 4.2, but only to the extent that in the case of a Change in Control Event such effect and any Board or Committee action in respect thereof is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation or is otherwise consistent with the effect on Options held by persons other than executive officers or directors of the Corporation (or, if there are none, consistent in respect of the underlying Shares with the effect on stockholders generally).
3.7
Acceleration Upon a Change in Control Event. Upon the occurrence of a Change in Control Event and acceleration under Section 4.2.2, each Option granted under Section 3.2 will become fully vested and immediately exercisable; provided, however, that none of the Options granted under Section 3.2 will be accelerated to a date less than six months after the Option Date of such Option. To the extent that any Option granted under Section 3.2 is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of this Plan can be) made for the assumption, conversion, substitution or exchange of the Option, the Option will terminate upon the occurrence of such event.
4.	OTHER PROVISIONS.
	4.1	Rights of Eligible Persons, Participants and Beneficiaries.
		4.1.1	Employment Status. Status as an Eligible Person will not be construed as a commitment that any Option will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

4.1.2
No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Option) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment (or services) of such person, with or without cause, but nothing contained in this Plan or any related document will adversely affect any independent contractual right of such person without the person's consent thereto.
4.1.3
Plan Not Funded. Options payable under this Plan will be payable in Shares or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Options. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including Shares, except as expressly otherwise provided) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Option hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.
4.2	Adjustments; Acceleration.
4.2.1
Adjustments. The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Corporation as an entirety occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable:
(a)
proportionately adjust any or all of (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Options (including the specific maxima and numbers of Shares set forth elsewhere in this Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Options, (iii) the grant, purchase, or exercise price of any or all outstanding Options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Options, or

(b)
in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. In each case, with respect to Incentive Stock Options, no such adjustment will be made that would cause this Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of the holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.
4.2.2
Acceleration of Options Upon Change in Control. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Options will not accelerate or determines that only certain or limited benefits under any or all Options will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event, each Option will become fully vested and immediately exercisable.

However, in the case of a transaction intended to be accounted for as a pooling of interests transaction, the Committee will have no discretion with respect to the foregoing acceleration of Options. The Committee may override the limitations on acceleration in this Section 4.2.2 by express provision in the Option Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Option Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Options will comply with applicable legal requirements.
4.2.3
Possible Early Termination of Accelerated Options. If any Option under this Plan (other than an Option granted under Section 3.2) has been fully accelerated as permitted by Section 4.2.2 but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in Section 4.2.1 that the Corporation does not survive, or (iii) the consummation of reorganization event described in Section 4.2.1 that results in a Change in Control Event approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Option, such Option will thereupon terminate.

4.3	Effect of Termination of Employment; Termination of Subsidiary Status; Discretionary Provisions.
4.3.1
Options—Resignation or Dismissal. If the Participant's employment by (or other service specified in the Option Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "Severance Date") other than due to Retirement, Total Disability or death, or "for cause" (as determined in the discretion of the Committee), the Participant will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, three months after the Severance Date to exercise any Option to the extent it has become vested the Severance Date. In the case of a termination "for cause", the Option will terminate on the Severance Date (whether or not vested). In all cases, the Option, to the extent not vested on the Severance Date, will terminate.
4.3.2
Options—Death or Disability. If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, the Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, until 12 months after the Severance Date to exercise any Option to the extent it has become vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.
4.3.3
Options—Retirement. If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or Section 4.2, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it has become vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.
4.3.4
Committee Discretion. Notwithstanding the foregoing provisions of this Section 4.3, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may increase the portion of the Participant's Option available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Option Agreement.

4.4
Compliance with Laws. This Plan, the granting and vesting of Options under this Plan and the offer, issuance and delivery of securities and/or the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan will be subject to such restrictions and to any restrictions the Committee may require to preserve a pooling of interests under generally accepted accounting principles, and the person acquiring such securities will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.
4.5	Tax Withholding.
4.5.1
Cash or Shares. Upon any exercise, vesting, or payment of any Option or upon the disposition of Shares acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company will have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Option event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 4.4) grant (either at the time of the Option or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of Shares to be delivered by (or otherwise reacquire) the appropriate number of Shares valued at their then Fair Market Value, to satisfy such withholding obligation.
4.5.2
Tax Loans. The Company may, in its discretion, authorize a loan to an Eligible Person in the amount of any taxes which the Company may be required to withhold with respect to Shares received (or disposed of, as the case may be) pursuant to a transaction described in Section 4.5.1. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish.
4.6	Plan Amendment, Termination and Suspension.
4.6.1
Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

4.6.2
Stockholder Approval. To the extent then required under Sections 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan will be subject to stockholder approval.
4.6.3
Amendments to Options. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Options to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Options that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Option.
4.6.4
Limitations on Amendments to Plan and Options. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Option will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 4.2 will not be deemed to constitute changes or amendments for purposes of this Section 4.6.
4.7
Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to have any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.
4.8
Effective Date of the Plan. This Plan will be effective upon its approval by the Board (the "Effective Date"), subject to approval by the stockholders of the Corporation within twelve months after the date of such Board approval.
4.9
Term of the Plan. Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the tenth anniversary of the Effective Date (the "Termination Date") and no Options may be granted under this Plan after that date. Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and all authority of the Committee with respect to Options hereunder, including the authority to amend an Option, will continue during any suspension of this Plan and in respect of outstanding Options on the Termination Date.
4.10	Governing Law/Construction/Severability.
	4.10.1	Choice of Law. This Plan, the Options, all documents evidencing Options and all other related documents will be governed by, and construed in accordance with the laws of the State of California.
	4.10.2	Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

		4.10.3	Plan Construction.
(a)
Rule 16b-3. It is the intent of the Corporation that transactions in and affecting Options in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder.
(b)
Section 162(m). It is the further intent of the Company that Options with an exercise price not less than Fair Market Value on the date of grant that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation under Section 162(m) to the extent that the Committee authorizing the Option satisfies the administrative requirements thereof.
This Plan will be interpreted consistent with such intent.
4.11
Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.
4.12
Effect of Change of Subsidiary Status. For purposes of this Plan and any Option hereunder, if an entity ceases to be a Subsidiary a termination of employment and service will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.
4.13
Non-Exclusivity of Plan. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.
5.	DEFINITIONS.

"Beneficiary" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Option Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.
"Board" means the Board of Directors of the Corporation.
"Change in Control Event" means any of the following:
		(a)	Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

(b)
Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);
(c) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity that is not a Subsidiary or other affiliate; or;
(d)
Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or
(e)
During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).
"Code" means the Internal Revenue Code of 1986, as amended from time to time.
"Commission" means the Securities and Exchange Commission.

"Committee" means the Board or any one or more committees of director(s) appointed by the Board to administer this Plan with respect to the Options within the scope of authority delegated by the Board. At least one committee will be comprised only of two or more directors, each of whom, in respect of any decision involving both (i) a Participant affected by the decision who is or may be subject to Section 162(m), and (ii) compensation intended as performance-based compensation within the meaning of Section 162(m), will be Disinterested; in acting on any transaction with or for the benefit of a Section 16 Person, the participating members of such Committee also shall be Non-Employee Directors within the meaning of Rule 16b-3.

"Common Stock" means the Common Stock of the Corporation, par value $0.01 per share, and such other securities or property as may become the subject of Options, or become subject to Options, pursuant to an adjustment made under Section 4.2 of this Plan.
"Company" means, collectively, the Corporation and its Subsidiaries.

"Corporation" means Gottschalks Inc., a Delaware corporation, and its successors.
"Disinterested" means a director who is an "outside director" within the meaning of Section 162(m) and any applicable legal or regulatory requirements.
"Eligible Employee" means an officer (whether or not a director) or other employee of the Company.
"Eligible Person" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.
"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.
"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

"Fair Market Value" on any date means (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan. Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

"Incentive Stock Option" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

"Nonqualified Stock Option" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.
"Non-Employee Director" means a member of the Board who is not an officer or employee of the Company.

"Option" means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under Section 3 shall be Nonqualified Stock Options.
"Other Eligible Person" means any individual consultant or advisor who or (to the extent provided in the next sentence) agent who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee. A non-employee providing bona fide services to the Company (other than as an eligible advisor or consultant) may also be selected as an Other Eligible Person if such agent's participation in this Plan would not adversely affect (a) the Corporation's eligibility to use Form S-8 to register under the Securities Act the offering of shares issuable under this Plan by the Company or (b) the Corporation's compliance with any other applicable laws.
"Option Agreement" means any writing setting forth the terms of an Option that has been authorized by the Committee.
"Option Date" means the date upon which the Committee took the action granting an Option or such later date as the Committee designates as the Option Date at the time of the Option or, in the case of Options under Section 3, the applicable dates set forth therein.
"Participant" means an Eligible Person who has been granted an Option under this Plan and a Non-Employee Director who has been granted an Option under Section 3.2 of this Plan.
"Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who by virtue of having become the legal representative of the Participant.
"Plan" means this Gottschalks Inc. 1998 Stock Option Plan.
"QDRO" means a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.
"Rule 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.
"Section 16 Person" means a person subject to Section 16(a) of the Exchange Act.
"Securities Act" means the Securities Act of 1933, as amended from time to time.
"Share" means a share of Common Stock.
"Subsidiary" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned, directly or indirectly, by the Corporation.
"Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and (except in the case of Incentive Stock Options and Options granted to Non-Employee Directors) such other disabilities, infirmities, affliction or conditions as the Committee may include under Section 3.

EXHIBIT A

GOTTSCHALKS INC.
1998 STOCK OPTION PLAN
NON-EMPLOYEE DIRECTOR STOCK
OPTION AGREEMENT

    THIS NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT (this "Agreement") dated as of the      day of            ,      , by and between Gottschalks Inc., a Delaware corporation (the "Corporation"), and            , (the "Director").

R E C I T A L S

    WHEREAS, the Corporation has adopted and the stockholders of the Corporation have approved the Gottschalks Inc. 1998 Stock Option Plan (the "Plan").

    WHEREAS, pursuant to Section 3 of the Plan, the Corporation has granted to the Director effective as of the       day of            ,      (the "Option Date") a stock option to purchase all or any part of            shares of the Corporation's Common Stock ("Common Stock") subject to and upon the terms and conditions set forth in this Agreement and in the Plan.

    NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

1.
Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

2.
Grant of Option. This Agreement evidences the Corporation's grant to the Director of the right and option to purchase, subject to and upon the terms and conditions set forth in this Agreement and in the Plan, all or any part of            shares of the Common Stock (the "Shares") at the price of $            per share (the "Option"), exercisable from time to time, subject to the provisions of this Agreement and the Plan, prior to the close of business on the day before the tenth anniversary of the Option Date (the "Expiration Date"). Such price is equal to the Fair Market Value of a Share on the Option Date.

3.
Exercisability of Option. Except as provided in the Plan or in any resolution of the Board adopted after the date hereof, the Option shall become vested and exercisable in increments of 25% on each of the first, second, third and fourth anniversaries of the Option Date.

  To the extent that the Option is vested and exercisable, if the Director does not in any year purchase all or any part of the Shares to which the Director is entitled, the Director has the right cumulatively thereafter to purchase any Shares not so purchased and such right shall continue until the Option terminates or expires. The Option shall only be exercisable in respect of whole shares, and fractional share interests shall be disregarded. The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of Shares to be purchased pursuant to the Option and accompanied by payment made in accordance with and in a form permitted by Section 3.3 of the Plan for the full purchase price of the Shares to be purchased.

4.
Service and Effect of Termination of Service. The Director agrees to serve as a member of the Board in accordance with the provisions of the Corporation's Certificate of Incorporation, ByLaws,

  and applicable law. If the Director's services as a member of the Board terminate for any reason, the Option shall terminate at the time and to the extent set forth in Section 3.5 of the Plan.

5.
General Terms. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the terms and conditions of the Plan, incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. The Option is subject to adjustment, acceleration, and early termination as provided in Section 3.6 of the Plan. The Option is nontransferable as provided in Section 1.8 of the Plan.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

DIRECTOR	GOTTSCHALKS INC. (a Delaware corporation)
Signature
By:

Print Name
Its:

Address
City, State, Zip Code

CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Agreement by Gottschalks Inc., I,            , the spouse of the Director therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Date:

Signature of Spouse

PROXY

GOTTSCHALKS INC.

ANNUAL MEETING OF STOCKHOLDERS, JUNE 28, 2001

    The undersigned hereby appoints Joe Levy and O. James Woodward III and each of them, each with full power of substitution, as proxy of the undersigned to attend the Annual Stockholders' Meeting of Gottschalks Inc., to be held on June 28, 2001 at 10:00 a.m., and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as follows with respect to the following matters which are more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 3, 2001, receipt of which is hereby acknowledged by the undersigned.

COMMENTS/ADDRESS CHANGE: Please Mark Comment/Address Box on Reverse Side

(CONTINUED AND TO BE SIGNED ON OTHER SIDE)

/*\  FOLD AND DETACH HERE  /*\

Please mark your votes as indicated in this example	/x/
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES ON PROPOSAL 1.			THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.
	FOR	WITHHELD FOR ALL		FOR	AGAINST	ABSTAIN
1. Election of Directors.	/ /	/ /	2. To approve an amendment to the 1998 Stock Option Plan.	/ /	/ /	/ /
3. Any other matters properly brought before the stockholders at the meeting.
Joe Levy, James R. Famalette, Joseph J. Penbera, Sharon Levy, Max Gutmann, Frederick R. Ruiz, O. James Woodward III, Bret W. Levy, Isidoro Álvarez Álvarez and Jorge Pont Sánchez
WITHHELD FOR: (Write that nominee's name in the space provided below.)

			I PLAN TO ATTEND MEETING			/ /
COMMENTS/ADDRESS CHANGE
			Please mark this box if you have written comments/address change on the reverse side.			/ /

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GOTTSCHALKS INC.
Signature(s)	Dated	, 2001

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME IS PRINTED. EACH JOINT TENANT SHOULD SIGN. EXECUTIVES, ADMINISTRATORS, TRUSTEES OR GUARDIANS SHOULD GIVE FULL TITLES WHEN SIGNING. PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

/*\ FOLD AND DETACH HERE /*\

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
Table of Contents
Questions and Answers About Voting
MANAGEMENT PROPOSALS PROPOSAL NO. 1 Election of Directors
PROPOSAL NO. 2 Amendment to the 1998 Stock Option Plan
BOARD OF DIRECTORS
Compensation of Directors
Director Compensation for Fiscal Year 2000
COMMITTEE REPORTS Audit Committee Report
Compensation Committee Report
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Fiscal Year 2000
Aggregate Option Exercises in Fiscal Year 2000 and Fiscal Year-End Option Values
STOCK OWNERSHIP
STOCK PRICE PERFORMANCE
Gottschalks Inc. Stock Price Performance Five Year Cumulative Total Stockholders' Return(1)
OTHER INFORMATION
APPENDIX A GOTTSCHALKS INC. AUDIT COMMITTEE CHARTER
APPENDIX B GOTTSCHALKS INC. AMENDED AND RESTATED 1998 STOCK OPTION PLAN
TABLE OF CONTENTS
GOTTSCHALKS INC. 1998 STOCK OPTION PLAN NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT
R E C I T A L S
CONSENT OF SPOUSE
GOTTSCHALKS INC. ANNUAL MEETING OF STOCKHOLDERS, JUNE 28, 2001